EQUITABLE LIFE INSURANCE COMPANY OF IOWA
                                     AND THE
           EQUITABLE LIFE INSURANCE COMPANY OF IOWA SEPARATE ACCOUNT A

                   EQUISELECT AND PRIMELITE VARIABLE ANNUITIES
                         SUPPLEMENT DATED JUNE 25, 2003

The information in this Supplement updates and amends certain information contained in the EquiSelect and PrimElite variable annuity Prospectuses dated May 1, 2003. Please read this Supplement carefully and keep it with your Prospectus for future reference.

PLAN OF MERGER

On June 25, 2003, the Board of Directors and the sole shareholder of Equitable Life Insurance Company of Iowa ("Company") approved a plan to merge the Company with and into one of its subsidiaries, Golden American Life Insurance Company ("Golden American"). It is anticipated that the merger will be effective on January 1, 2004 (the "merger date"). The merger is subject to certain regulatory approvals, including the Insurance Division of the Department of Commerce of the State of Iowa. The merger will have no effect on your underlying investments or your contract, other than to change the company that supports your contract's guaranteed benefits. The merger is structured to have no adverse tax consequences (including federal tax consequences) for any contract owner.

As of the merger date, the Company will cease to exist and will be succeeded by Golden American. All contracts previously issued by the Company will become contracts of Golden American. On the merger date, you will become a contract owner of Golden American, to the same extent and with the same rights, powers, privileges, liabilities and duties as though your contract had been originally issued by Golden American.

GOLDEN AMERICAN

Both the Company and Golden American are indirect, wholly-owned subsidiaries of ING Groep N.V., a global financial services holding company based in The Netherlands. Golden American is currently a Delaware stock life insurance company, but was originally incorporated in Minnesota on January 2, 1973. Immediately prior to the merger, it is anticipated that Golden American will become an Iowa insurance company. It is also anticipated that upon the merger Golden American will be renamed ING USA Annuity and Life Insurance Company. Golden American is authorized to sell insurance and annuities in the District of Columbia and all states, except New York.

THE SEPARATE ACCOUNT

On the merger date, Equitable Life Insurance Company of Iowa Separate Account A (the "Separate Account"), which supports the contracts, will be transferred intact to Golden American and renamed. After the transfer, the Separate Account will continue to support the contracts, as well as certain other contracts that Golden American may issue in the future. The transfer of the Separate Account will be structured to maintain all investment options currently available under the contracts and to have no adverse impact (including federal tax impact) on any contract owners or any impact on accumulation units, annuity units, and unit values.

ADDITIONAL INFORMATION

You will receive further information and an updated Prospectus when the merger is complete. If you have any questions, please contact your registered representative, or write or call our Customer Contact Center at P.O. Box 9271, Des Moines, Iowa 50306-9271, 1-800-366-0066.

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